UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: December 04, 2020

(Date of earliest event reported)

BLUE WATER PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	333-169770 (Commission File Number)	46-2934710 (IRS Employer Identification No.)

1103 Old Town Ln, Suite 16, Cheyenne, WY (Address of principal executive offices)	82009-4353 (Zip Code)

Registrant’s telephone number, including area code:  (307) 316-4060

729 Main St., Canon City CO 81212

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BWPC	OTC Markets: Pinks

Securities registered pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 1, 2020 Blue Water Petroleum Corp. amended the acquisition agreement dated May 18th, 2020, of Atakam for its remediation technology and will issue a total of 25,000,000 shares of Blue Water at a value of $0.05 to complete the transaction. Atakam provides a variety of remediation solutions to clean some of the world’s most urgent environmental pollution problems. The company is focused on remediation of lagoons of oil sludge created during the drilling and refining of crude oil, crude oil spills on land and water from pipelines and drilling rigs, mountains of used automotive tires, air pollution and effluent run-off from animal feedlots, and lastly, blocked municipal sewers and odoriferous settling ponds. Atakam employs several technologies to combat these various pollution problems that are destroying the quality of our natural land, air, and water. These technologies can generate revenue from the cleanup services, and from the sale of products that are created as a result of the remediation processes.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 01, 2020 Mr. Tom Hynes resigned as the sole officer and Director of the company.

On December 01, 2020 the Company added Jose Kreidler as its President and as a Director.

Jose is a managing director at CRESO Capital Partners, a leading boutique middle-market investment banking firm specializing in strategic M&A, capital market transactions, and structuring financings from a broad range of institutional investors and family offices. In addition to working in over 70 transactions Jose leads the underwriting, financial analysis, and syndications divisions. Mr. Kreidler was also a principal in the mezzanine lending division of CRESO’s Mezzanine JV and was responsible for sourcing, structuring, negotiating and overseeing CRESO’s principal investment opportunities.

Jose holds an M.B.A. with concentrations in Finance and Information Systems from the A.B. Freeman School of Business at Tulane University and a Bachelor in Science of Mathematical Economics also from Tulane University. Mr. Kreidler is an active member in the Southern California business community and is a member of the National Society of Hispanic MBAs (NSHMBA), Association for Corporate Growth, Latino DealMakers, and was a member with New America Alliance.

On December 01, 2020 the Company added Alexander Dekhtyar as a company Director

Alex Dekhtyar, CEO, Chairman of the Board. Alex is a financial specialist who has in excess of 15 years’ experience in finance and business development. He brings a wide variety of strengths that include strong international banking expertise, financial management, and marketing. Alex was President of Avalon Capital Holdings Inc. a publicly traded international technology company that specialized in bank and brokerage house software. Alex has over 15 years of experience in the management of start-up companies, including ten years involved specifically in foreign exchange (FOREX). He is sought after for his abilities to take companies with promising technologies and properly structure them to allow them to successfully achieve their business strategies. Alex has significant experience in business development outside the United States, especially in Eastern Europe and the former Soviet Union.

On December 01, 2020 the Company added Dmytro Yankovyi as a company Director

Dmytro is an Engineer - Technologist of Chemical Engineering, author of a number of patents in the field of thermal destruction, chief engineer of and built 23 plants for the processing of hazardous waste by thermal destruction. He is also the developer of new technological processes for chemical and petrochemical complexes. He graduated from Kirovograd Machine-Building Institute, specializing in the management of machine-building enterprises. From 2008 to 2010 Deputy Director of Southern Oil Ecology Company. From 2010 to 2012 the director of the iPec company in Odessa, Ukraine. From 2012 to 2017 he was the director of iPec in St. Petersburg, Russia. From 2017 Chief Technical Officer at Pyrolysis Technology Group.

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On December 01, 2020 the Company added Aleksejs Griskovecs as a company Director

Aleksejs is a radio electronics engineer. In 2012 he founded and headed the company Alex Group Latvia - a plastic products manufacturing plant. In 2015 he founded and headed the IPEC (International Power Ecology Company) producing the equipment for the disposal of petrochemical industry waste. In 2018, Aleksejs founded and currently heads the Pyrolysis Technology Group (PTG) company for the production of equipment for the disposal of petrochemical industry waste.

On December 01, 2020 the Company added Andrew Osichnuk as a company Director, Secretary, Treasurer and CFO.

Andrei has an extensive international banking background. He founded the Central European Bank and consulted with several financial institutions in Zurich, Budapest, and Prague, successfully raising capital for projects in Ukraine, Russia, and Canada. Andre’s entrepreneur ventures include computer manufacturer and assembler, Atakam, with facilities in Ukraine and in Los Angeles, and Asterforce, Inc., a dietary supplement distribution company. Andrei has two master's degrees: Philosophy (1982) and Applied mathematics in computer science (1997). Founder and vice president of Central European Bank (former).

Item 8.01 Other Events.

On December 1, 2020 the Directors, as part of a financing condition from the funder, approved a change of transfer agents from Globex Transfer LLC to Pacific Stock Transfer. This change will be implemented immediately.

On December 1, 2020 the Directors approved a resolution to engage an auditor by December 15th 2021 to complete the financial statements of the company to get current with its reporting obligations to the SEC through the current reporting period.

Item 9.01 Financial Statements and Exhibits

Reference is made to the disclosure set forth in Items 9.01(a) and 9.01(b), which disclosure is incorporated herein by reference.

(d) Exhibits

Exhibit	Description

10.1	Amendment to Agreement between Blue Water Petroleum Corp. and Atakam Group Ltd

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE WATER PETROLEUM CORP.

DATE: December 4, 2020	By:	/s/ Jose Kreidler
Jose Kreidler Chief Executive Officer

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